SCHEDULE 14A INFORMATION
             	Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]	Preliminary Proxy Statement
[  ]	Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
[X] 	Definitive Proxy Statement
[  ]	Definitive Additional Materials
[  ]	Soliciting Material Pursuant to Rule14a-11(c) or Rule14a-12

                   	NETTER DIGITAL ENTERTAINMENT, INC.
--------------------------------------------------------------------------------
             	(Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
               	(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]	 No fee required.
[  ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	    (1)	Title of each class of securities to which transaction applies:

	    (2)	Aggregate number of securities to which transaction applies:

    	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

	    (4)	Proposed maximum aggregate value of transaction:

	    (5)	Total fee paid:

[  ]	Fee paid previously with preliminary materials.
[  ]	Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:


                      NETTER DIGITAL ENTERTAINMENT, INC.
                           _______________________

                NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS
                      To Be Held on November 19, 1999

                           _______________________

To the Stockholders of Netter Digital Entertainment, Inc.:

	The 1999 Annual Meeting of Stockholders of Netter Digital Entertainment, Inc.,
a Delaware corporation, will be held on Friday, November 19, 1999, at
10:00 a.m., P.S.T., at the Conference Center of the Leonard H. Goldenson
Theatre, Academy of Television Arts and Sciences, 5230 Lankershim Blvd., North
Hollywood, California, for the following purposes:

     	(1)	To elect a Board of Directors;

     	(2)	To transact any other business that may properly come before the meeting.

	Only stockholders of record at the close of business on October 4, 1999 are entitled to notice of and to vote at the meeting and any adjournments thereof.

	All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. The giving of your proxy will not affect your right to vote in person should you later decide to attend the meeting.



                      							By Order of the Board of Directors

                             /s/John Copeland
                             ----------------
                      							John Copeland
                      							Secretary







North Hollywood, California
October 14, 1999




                     NETTER DIGITAL ENTERTAINMENT, INC.
                        5125 Lankershim Boulevard
                     North Hollywood, California  91601
                             (818) 753-1990

                             PROXY STATEMENT

                             October 14, 1999

                           GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Netter Digital Entertainment, Inc. ("Netter Digital" or the "Company") for the 1999 Annual Meeting of Stockholders to be held on November 19, 1999 and any postponements or adjournments thereof. This Proxy Statement and the accompanying Notice of Annual Meeting and form of proxy were first mailed to stockholders on or about October 14, 1999.

The execution and return of the enclosed proxy will not in any way affect a stockholder's right to attend the Annual Meeting in person. Any stockholder giving a proxy may revoke it before it is voted by so notifying the Secretary of Netter Digital in writing before or at the meeting, by providing a proxy bearing a later date or by attending the meeting and expressing a desire to vote in person. Your cooperation in promptly returning the enclosed proxy will reduce Netter Digital's expenses and enable its management and employees to continue their normal duties for your benefit with minimum interruption for follow-up proxy solicitation.

Only stockholders of record at the close of business on October 4, 1999 are entitled to receive notice of and to vote at the meeting. On that date, Netter Digital had outstanding and entitled to vote at the Annual Meeting 3,334,405 shares of Common Stock, each of which is entitled to one vote at the meeting, except as noted below with respect to the election of directors, and 60,161 shares of Series A Preferred Stock ("Preferred Stock"), each of which is entitled to three votes at the meeting, except as noted below with respect to the election of directors. The presence at the Annual Meeting, either in person or by proxy, of the holders of a majority of the voting shares outstanding on the record date is necessary to constitute a quorum for the transaction of business.

Abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to the particular item) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to the stockholders and have the same legal effect as a vote against a particular proposal. Broker non-votes are not taken into account for purposes of determining whether a proposal has been approved by the requisite stockholder vote.

All proxies will be voted as directed by the stockholder on the proxy card. If no choice is specified, proxies will be voted "FOR" the directors nominated by the Board of Directors.

If any other matters are properly presented at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place for the purpose of soliciting additional proxies, the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment, subject to direction by the Board of Directors, to the same extent as the person signing the proxy. It currently is not anticipated that any other matters will be raised at the Annual Meeting.

The cost of preparing, printing and mailing the Proxy Statement, the Notice and the enclosed form of proxy, as well as the cost of soliciting proxies relating to the Annual Meeting, will be borne by Netter Digital. The original solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers and other regular employees of Netter Digital, but no additional compensation will be paid to such individuals on account of such activities. Netter Digital will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to their principals.


                               ELECTION OF DIRECTORS

Nominees and Voting

Five directors are to be elected at the Annual Meeting. All directors hold office until the next Annual Meeting and until their respective successors are elected and qualified. Directors need not be stockholders.

Cumulative voting applies to this election. This means that, in the election of directors, each holder of Common Stock is entitled to a number of votes equal to the number of his or her shares of Common Stock multiplied by the number of directors to be elected, and each holder of Preferred Stock is entitled to a number of votes equal to three times the number of his or her shares of Preferred Stock multiplied by the number of directors to be elected. A stockholder may cast all of such votes for a single nominee or distribute them among the nominees as he or she sees fit. However, no stockholder is entitled to cumulate votes for a nominee unless the nominee's name has been placed in nomination prior to the vote and a stockholder has given notice at the meeting, prior to the voting, of the stockholder's intention to cumulate his or her votes. If any one stockholder gives such notice, all stockholders may cumulate their votes for nominees. The persons named in the enclosed form of Proxy may, in their discretion, cumulate votes pursuant to the proxies for any one or more nominees.

The Board of Directors has nominated for election as directors five persons named below, all of whom are incumbent directors. All of the nominees have indicated that they are able and willing to serve as a director.

Douglas Netter, the Company's Chairman of the Board, President and Chief Executive Officer, owns 1,589,000 shares of Common Stock, representing 45.2% of the votes entitled to be cast at the Annual Meeting. Mr. Netter has advised the Board of Directors that he intends to vote all of his shares for the election of the Board's nominees.

The Board of Directors recommends that the stockholders vote "FOR" the election of its nominees. Unless otherwise instructed, the Board's proxies intend to vote the shares of Common Stock represented by the proxies in favor of the election of these nominees. If for any reason any of these nominees will be unable to serve, the Board's proxies will vote instead for such other person or persons as the Board of Directors may recommend.

The following table sets forth certain information as of October 4, 1999 with respect to the Board's current members, five of whom are also nominees for the Board of Directors:

                                                  				Director
      	Name	                                   Age     Since
       ----                                    ---    --------
      	Douglas Netter*	........................ 78	     1995
      	John Copeland*	.........................	48	     1995
      	Kate Netter Forte*	.....................	44	     1995
      	Leonard Silverman*	.....................	59	     1996
      	Paul Costa	............................. 52	     1997
      	Lennart Ringquist*	.....................	69	     1997

      	* Nominee for Election to the Board of Directors

Business Experience of Directors During the Past Five Years

Douglas Netter is the founder of the Company and has been its President, Chief Executive Officer and member of its Board of Directors since its inception. Mr. Netter was appointed Chairman of the Board in September 1995.

John Copeland has been with the Company since its inception serving as a producer on many of the Company's television movies, series and documentaries. He has been the Executive Vice President and Secretary of the Company since September 1995.

Kate Netter Forte joined the Board of Directors in September 1995. From 1991 to the present, Ms. Netter Forte has been the Executive Vice President of Oprah Winfrey's Harpo Films, Inc. Ms. Netter Forte is the daughter of Douglas Netter.

Leonard Silverman joined the Board of Directors in June 1996. Dr. Silverman spent most of his professional career at the University of Southern California ("USC") and since 1977 has been a Full Professor of Electrical Engineering. He is currently the Dean of the School of Engineering at USC. Dr. Silverman is internationally known for his pioneering work in the theory and application of multivariable control systems and signal processing and has more than 100 publications to his credit. Dr. Silverman is also a director of Advanced Micro Devices and Diodes, Inc.

Paul Costa joined the Board of Directors in March 1997. Mr. Costa founded and is presently President of Videssence, Inc., which designs, manufactures and distributes media lighting products incorporating the patented and trademarked SRGB light technology. Videssence, Inc. became a wholly owned subsidiary of Netter Digital in January 1997.

Lennart Ringquist joined the Board of Directors in November 1997. Mr. Ringquist served as President of Four Star International, Inc. from 1989 to 1997. Mr. Ringquist also directed the worldwide activities of Metromedia Producers Corporation as its President. Mr. Ringquist was President of Blairspan; Executive Vice President of John Blair Television Stations Division;
Corporate Vice President for Television, Walt Disney Productions; Director of Domestic Sales for MGM-TV; and was a network sales executive for NBC-TV and ABC-TV.

The sole family relationship that exists between any of the directors or officers of Netter Digital is that between Douglas Netter and Kate Netter Forte, his daughter.

Meetings of the Board of Directors and Committees

Netter Digital maintains an Audit Committee whose current members are Ms. Forte, Dr. Silverman and Mr. Ringquist. The Audit Committee's responsibilities include approval of the selection and engagement of independent accountants and review of the plan and scope of their audit for each year, the results of such audit when completed and their fees for services performed. The Audit Committee also assists and makes recommendations to the Board of Directors in fulfilling the Board's responsibilities relating to Netter Digital's accounting, financial reporting and internal control functions and reviews and passes upon all transactions with affiliates and other persons having a material financial interest in Netter Digital. This committee met two times during fiscal 1999.

Netter Digital maintains a Compensation Committee whose current members are Dr. Silverman and Mr. Ringquist. The Compensation Committee approves the compensation of the executive officers of Netter Digital, formulates and reviews significant compensation policies and decisions and administers Netter Digital's stock option plan. The Compensation Committee met once during fiscal 1999.

Netter Digital's Board of Directors met five times during fiscal 1999. Each director attended all of the meetings of the Board of Directors and all of the committees on which he or she served. Netter Digital does not maintain a nominating committee.


Compensation of Directors

Netter Digital does not currently pay or intend to pay cash compensation to its directors for their services in that capacity; however, directors who are not employees are reimbursed for out-of-pocket expenses incurred in connection with their attendance at Board of Directors or committee meetings. Prior to its amendment in September 1997 to eliminate further option grants thereunder to non-employee directors, the Netter Digital Entertainment, Inc. 1995 Stock Option Plan (the "1995 Plan") provided that each non-employee director: (a) within six months after taking office as a member of the Board of Directors of the Corporation (whether elected by the stockholders or the Board of Directors), automatically would be granted a stock option to purchase 30,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant; and (b) would receive additional options to acquire 10,000 shares of Common Stock on the first anniversary of taking office and another set of options to acquire 10,000 shares of Common Stock on the second anniversary of such director taking office, provided the director still held office on such anniversary dates. As reported in the footnotes to "Ownership of Common Stock" below, certain grants have been made to the current non-employee directors of Netter Digital under the 1995 Plan.

Pursuant to the provisions of the Netter Digital Entertainment, Inc. 1997 Directors' Stock Option Plan (the "1997 Directors' Plan"), (a) each new non-employee director, on the date of his or her election to the Board of Directors (whether elected by the stockholders or the Board of Directors), will be granted an initial stock option to purchase 30,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant and (b) each non-employee director continuing to serve on the Board automatically will be granted an additional stock option to purchase 10,000 shares of Common Stock, at an exercise price equal to the fair market value of the Common Stock on the date of grant, on each successive anniversary of the date on which such non-employee director was granted an initial stock option under the 1997 Directors' Plan; provided, however, that in no event shall any non-employee director receive more than four such additional stock options. As reported in the footnotes to "Ownership of Common Stock" below, certain grants have been made to the current non-employee directors of Netter Digital under the 1997 Directors' Plan.

                            EXECUTIVE OFFICERS
The current executive officers of Netter Digital, their ages and positions are as follows:


     	Name	               Age	               Position
      ----                ---                --------
Douglas Netter	...........	78      	Chairman of the Board, President and Chief
 			                                Executive Officer
John Copeland	............	48	      Executive Vice President, Secretary and
                                    Director
Paul Costa	...............	52	      President, Videssence, Inc., Director
Chad Kalebic	.............	28	      Chief Financial Officer
Jay Fukuto	...............	45      	Senior Vice President, Animation

For a description of the business experience of Messrs. Netter, Copeland, and Costa during the past five years, see "Election of Directors - Business Experience of Directors During the Past Five Years," above.

Mr. Kalebic joined the Company as Controller in December 1996 and became its Chief Financial Officer in November 1997. Previously, Mr. Kalebic served as a financial consultant to a major multinational manufacturing company, General Binding Corporation, and was a general partner and founder of an entertainment production company, Windrock Entertainment. From 1993 to 1995, Mr. Kalebic worked for Arthur Andersen & Co. in New York.

Mr. Fukuto joined the Company as Senior Vice President, Animation in September 1999. Previously, Mr. Fukuto was Senior Vice President of MGM Animation where he oversaw the development and production of MGM's animated theatrical features, direct-to-video movies, and television series. Before moving to MGM, Mr. Fukuto served as Vice President of Current Programming at Walt Disney Television Animation where he was responsible for all creative aspects of several animated series. Mr. Fukuto also held various positions at UBU Productions and Paramount Pictures Network Television.


                           OWNERSHIP OF STOCK

The following table sets forth information with respect to the beneficial ownership of Netter Digital Common Stock and Preferred Stock as of October 4, 1999 by (i) each person who is known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock or Preferred Stock, (ii) each director of the Company, (iii) the Chief Executive Officer of the Company, the two most highly compensated executive officers whose compensation and bonus exceeds $100,000 per annum, and an individual whose compensation and bonus exceeded $100,000 per annum and who was serving as an executive officer as of June 30, 1999 (the "Named Executive Officers"), and (iv) all of the executive officers and directors as a group. The Company is not aware of any other person who is a beneficial owner of more than 5% of its outstanding Common Stock or Preferred Stock. Unless otherwise indicated, each of the entities and persons named in the table has sole voting and investment power with respect to all shares of Common Stock or Preferred Stock beneficially owned by him or her, except to the extent that authority is shared by spouses under applicable law.

                               	  	Common	                Preferred
                      		     Shares Beneficially      Shares Beneficially
                                  		Owned 			               Owned		          Percent
                             -------------------      -------------------     Voting
Name and Address     	         Number	  Percent (1)	    Number  Percent (2)	  Power (3)
                             ---------- -------       --------- -------     -----------
Douglas Netter  (4)(5)   	    1,629,000	  48.3%	           -	      0%	       45.2%

AIB Investments Pty Ltd (6)	  1,250,000	  27.3%	           -	      0%	          0%

Paul Costa  (7)	                389,634	  11.5%	           -	      0%	        9.3%

H.D. Brous & Co., Inc. (8)	     225,000	   6.3%	           -      	0%	          0%

John Copeland  (4)(9)  	        174,000	   5.2%	           - 	     0%	          0%

Thomas Jorgenson  (10)	          84,700	   2.5%	           -    	  0%	          *

Leonard Silverman  (11)	         70,000	   2.1%	           - 	     0%	          0%

Kate Forte  (11)	                70,000	   2.1%	           - 	     0%	          0%

Lennart Ringquist  (11)	         40,000	   1.2%	           - 	     0%	          0%

Gustaaf A. Rooze (12)	                -	     0%	       6,382   	10.6%	          *

W.J. Gallagher & Co., Inc. (13)	      -	     0% 	      4,715	    7.3%	          0%

Arif M. Siddiq &
		Zarina M. Arif (14)	                -	     0%	       3,828	    6.4%	          *

All Directors and Officers
 	as a group (15)	            2,262,634	  61.5%	           -	      0%	       54.5%
_________________

Unless otherwise noted below, the address for all persons listed is 5125
Lankershim Blvd., North Hollywood, CA  91601

* Indicates ownership of less than 1%

<FN1>
(1)	Based on an aggregate of 3,334,405 shares of Common Stock outstanding and, with respect to particular persons or entities, shares underlying notes, options or warrants exercisable now or within the next 60 days.

<FN2>
(2)	Based on an aggregate of 60,161 shares of Preferred Stock outstanding and, with respect to particular entities, shares underlying warrants exercisable now or within the next 60 days.

<FN3>
(3)	Based on an aggregate of 3,334,405 shares of Common Stock outstanding and, as of October 4, 1999, 60,161 shares of Preferred Stock outstanding, each of which is entitled to three votes. Percentages do not include any shares of Common Stock or Preferred Stock underlying notes, options or warrants.

<FN4>
(4)	In December 1989, Mr. Netter granted Mr. Copeland an option to purchase
100,000 shares owned by Mr. Netter, exercisable at $0.01 per share, and in September 1995, Mr. Netter granted Mr. Copeland an option to purchase 50,000 shares owned by Mr. Netter, exercisable at $4.00 per share. All of such options are presently exercisable and are included in this table. Mr. Copeland's options remain unexercised.


                                  6

<FN5>
(5) Under the 1997 Plan, Mr. Netter was given two grants of 50,000 options each, one in January 1998 and one in September 1998, of which 40,000 are currently exercisable or exercisable within 60 days after October 4, 1999; 20,000 at $2.25 per share and 20,000 at $1.75 per share. All are included in this table.
These options remain unexercised.

<FN6>
(6)	AIB Investments Pty Limited holds (i) $1,000,000 of Senior Subordinated
Convertible Notes of the Company, which are currently convertible into 500,000 shares of the Company's Common Stock at a conversion rate of $2.00 per share and
(ii) warrants to purchase 750,000 shares of the Company's Common Stock, all of which are currently exercisable. The notes have not been converted, and all of the warrants remain unexercised. The address for this entity is Level 24, Gateway, 1 Macquarie Place, Sydney, NSW 2000 Australia.

<FN7>
(7)	In association with the Company's merger with Videssence, Inc. in January
1997 (the "Videssence Merger"), Mr. Costa and his wife, Janet Costa, were issued a total of 362,134 shares of the Company's common stock, of which 34,500 shares have since been sold. At the merger, Mr. Costa was issued a non-statutory option to purchase 90,000 shares of the Company's Common Stock, of which 54,000 are currently exercisable or exercisable within 60 days after October 4, 1999, at an exercise price of $3.00 per share. Under the 1997 Incentive Stock Option Plan (the "1997 Plan"), Mr. Costa was granted 20,000 options in September 1998, of which 8,000 are currently exercisable or exercisable within 60 days after October 4, 1999, at $1.75 per share. These options remain unexercised.

<FN8>
(8)	H.D. Brous & Co., Inc. holds options to purchase 225,000 shares of the
Company's Common Stock at prices ranging from $3.50 to $7.50 per share, all of which are currently exercisable. These options remain unexercised. The address for this entity is 80 Cuttermill Road, Great Neck, NY 11021.

<FN9>
(9)	Under the 1997 Plan, Mr. Copeland was given two grants of 30,000 options each, one in January 1998 and one in September 1998, of which 24,000 are currently exercisable or exercisable within 60 days after October 4, 1999; 12,000 at $2.25 per share and 12,000 at $1.75 per share. All are included in this table. These options remain unexercised.

<FN10>
(10) Under the 1995 Plan, Mr. Jorgenson was given two grants of 50,000 options each, of which 60,000 are currently exercisable or exercisable within 60 days after October 4, 1999; 30,000 at $3.00 per share and 30,000 at $4.13 per share. Under the 1997 Plan, Mr. Jorgenson was given grants of 20,000 options in
January 1998 and 30,000 options in September 1998, of which 20,000 are currently exercisable or exercisable within 60 days after October 4, 1999; 8,000 at $2.25
per share and 12,000 at $1.75 per share.   All are included in this table.
These options remain unexercised. Mr. Jorgenson resigned from the Company effective October 1, 1999. He currently serves as a consultant to the Company, focusing on mergers & acquisitions and strategic planning.

<FN11>
(11) Under the 1995 Plan, Ms. Forte and Mr. Silverman were each granted options to purchase from the Company 50,000 shares of the Company's Common Stock. Of these options, 50,000 are currently exercisable at $10.25 per share by Ms. Forte, while 50,000 are currently exercisable at $5.00 per share by Mr. Silverman. Under the 1997 Directors' Plan, Ms. Forte and Dr. Silverman were granted 20,000 options each, while Mr. Ringquist was granted 40,000 options. These options are currently exercisable at the following prices: Ms. Forte and Dr. Silverman each hold 10,000 options exercisable at $2.88 per share and 10,000 options exercisable at $2.25 per share, and Mr. Ringquist holds 30,000 options exercisable at $2.88 per share and 10,000 options exercisable at $2.25 per share. All of such options are included in this table. These options remain unexercised.

<FN12>
(12)	The address of Gustaaf A. Rooze is 933 1/2 Holly Street, Inglewood, CA
90301.

<FN13>
(13)	W.J. Gallagher & Co., Inc. holds warrants to purchase 4,715 shares of
Preferred Stock at $10.80 per share, all of which are currently exercisable. The address of this company is 747 East Green Street, Pasadena, CA 91101.

<FN14>
(14)	The address of Arif M. Siddiq & Zarina M. Arif is 12541 South Fairmont,
Orange, CA  92669.

<FN15>
(15)	Includes eight persons.  Of the shares included as beneficially owned by all directors and executive officers as a group, 346,000 shares may be acquired by exercise of options now or within 60 days from October 4, 1999, not including the 150,000 options granted by Mr. Netter to Mr. Copeland.

                                   7


                            EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes all compensation paid to the Named Executive Officers for services rendered in all capacities to Netter Digital for the fiscal year ended June 30, 1999.

                                            						       Long Term
                          			  Annual Compensation  	Compensation Awards
                               -------------------   -------------------
    	Name and			                     		              Securities Underlying	  All Other
	Principal Positions	    Year	   Salary		  Bonus (1)   	Options/SARs	      Compensation
 -------------------     ----    ------    --------- --------------------- ------------
Douglas Netter	          1999  	$268,855		  $28,222  	     50,000	          $50,535 (2)
	CEO/President/Chairman	 1998	  $266,769	   $28,571   	    50,000	          $50,535 (3)
	of the Board	           1997	  $228,365   	$27,404	         N/A	           $50,535 (4)

John Copeland           	1999	  $153,446	   $55,323       	30,000	          $39,343 (5)
	Executive Vice       	  1998	  $142,881	   $51,909	       30,000	          $42,169 (6)
	President             		1997	  $140,394	   $49,606	         N/A	           $26,708 (7)

Thomas Jorgenson (8)	    1999	  $186,242	     N/A         	30,000	            N/A
                      			1998	  $164,320	     N/A 	        20,000	            N/A
                      			1997	  $118,448	     N/A	        100,000	            N/A

Paul Costa 	            	1999	  $175,000	     N/A	         20,000	            N/A
	President,              1998  	$150,000	     N/A	          N/A	              N/A
 Videssence, Inc.		      1997  	$75,000 (9)	  N/A         	90,000	            N/A
_________________

<FN1>
(1) Participation in producer fees of projects produced
<FN2>
(2) Automobile allowance of $13,000 and personal life insurance of $37,535.
<FN3>
(3) Automobile allowance of $13,000 and personal life insurance of $37,535.
<FN4>
(4) Automobile allowance of $13,000 and personal life insurance of $37,535.
<FN5>
(5) Automobile allowance of $6,500, personal life insurance of $1,255, and a television director's fee of $31,588, which was paid to Mr. Copeland by one of the Company's subsidiaries.
<FN6>
(6) Automobile allowance of $6,500, personal life insurance of $1,255, a television director's fee of $30,374, which was paid to Mr. Copeland by one of the Company's subsidiaries, and earnings participation of $4,040.
<FN7>
(7) Automobile allowance of $6,500, personal life insurance of $1,255, a television director's fee of $14,673, which was paid to Mr. Copeland by one of the Company's subsidiaries, and earnings participation of $4,280.
<FN8>
(8) Mr. Jorgenson resigned as Executive Vice President and Chief Operating Officer of the Company effective October 1, 1999. He currently serves as a consultant to the Company, focusing on mergers & acquisitions and strategic planning.
<FN9>
(9) Mr. Costa joined the Company through the acquisition of Videssence in January 1997.

                                     8



Option Grants in Last Fiscal Year

The following table sets forth certain information at June 30, 1999, and for the fiscal year then ended, with respect to stock options granted to Named Executive Officers.

                                                                      Potential Realizable
                   Number of     Percent of                               Value at Assumed
                  Securities    Total Options                           Annual Rate of Stock
                  Underlying     Granted to     Exercise                 Price Appreciation
                   Options      Employees in    Price Per   Expiration        Option Term
Name              Granted (1)    Fiscal 1999    Share (2)   Date             5%       10%
----              -----------   ------------    ---------   ----------  ----------  --------
Douglas Netter    	50,000          14.2%	         $1.75     9/11/08       $55,028   $139,452
John Copeland      30,000           8.5%          $1.75     9/11/08       $33,017   $ 83,671
Thomas Jorgenson   30,000	          8.5%          $1.75     9/11/08       $33,017   $ 83,671
Paul Costa         20,000           5.7%          $1.93     9/11/08       $18,411   $ 52,181
________________

<FN1>
(1)	All options have a ten-year term and are subject to vesting over a five-year period, with 20% of the options becoming exercisable on each successive anniversary of the date of grant.

<FN2>
(2)	The exercise price may be paid by delivery of owned shares of Common Stock valued at fair market value on the date of exercise.

<FN3>
(3)	The potential realizable values shown under these columns represent the future value of the options (net of exercise price) assuming the market price of the Common Stock appreciates annually by 5% and 10%, respectively. The 5% and 10% rates of appreciation are prescribed by the Securities and Exchange Commission (the "Commission") and are not intended to forecast possible future appreciation of Netter Digital's Common Stock.


Option Exercises in Last Fiscal Year and Fiscal Year End Value of Unexercised Options

None of the Named Executive Officers exercised any stock options for Common Stock of the Company during the fiscal year ended June 30, 1999. The following table sets forth information with respect to the Named Executive Officers with respect to the unexercised stock options held by them as of the end of the fiscal year ended June 30, 1999.

                         		Number of Securities
                             		Underlying		              Value of Unexercised
                       	Unexercised Options held at	   In-the-Money Options at
                          		 June 30, 1999		              	June 30, 1999 (1)
                             -------------                 -----------------
Name                    Exercisable		Unexercisable  	Exercisable		Unexercisable
----                    -----------  -------------   -----------  -------------
Douglas Netter            	30,000	      70,000	          $0	           $0
John Copeland	             18,000	      42,000	          $0	           $0
Thomas Jorgenson          	74,000      	76,000	          $0	           $0
Paul Costa                	62,000	      48,000 	         $0	           $0
_________________
(1) Based upon the difference between the closing price of the Common Stock on
June 30, 1999 of $1.25 and the option exercise price.


Employment Agreements

In September 1995, the Company entered into a five year employment agreement with Douglas Netter. The Company and Mr. Netter modified his employment agreement, effective October 1, 1996, to provide (a) for a base salary of $250,000 and (b) that Mr. Netter will be entitled to warrants to purchase 10,000 shares of Common Stock in any year the Company attains a net income level determined by the Compensation Committee. Mr. Netter will be granted "piggyback" registration rights in conjunction with any such warrant grant.
Mr. Netter was not entitled to receive any such warrants for fiscal 1999. Mr. Netter is entitled to 25% of the executive producer fees earned by the Company for his services rendered in that capacity for each production ("Netter Producer Fees"). Pursuant to a September 1998 amendment to his employment agreement, Mr. Netter's total base salary plus Netter Producer Fees is capped at an aggregate of $300,000 per year. He also receives customary executive benefits and a $2,000,000 life insurance policy for his designated beneficiary's benefit.

In September 1995, the Company also entered into a five year employment agreement with John Copeland. Under this agreement, his base salary is $140,000, and he is entitled to 25% of the executive producer fees earned by the Company for his services rendered in that capacity for each production ("Copeland Producer Fees"). Mr. Copeland's total base salary plus Copeland Producer Fees were capped at $190,000 for the first year of service and, pursuant to a September 1998 amendment to his employment agreement, is now capped at an aggregate of $210,000 per year. The Compensation Committee may adjust Mr. Copeland's base salary and base salary cap in its reasonable discretion in any year. Under the agreement, Mr. Copeland is also entitled to
(a) an annual bonus of 2% of the Company's net income before taxes and (b)
2,500 warrants in any year the Company attains a net income level determined by the Compensation Committee. Mr. Copeland will be granted "piggyback" registration rights in conjunction with any such warrant grant. Mr. Copeland was not entitled to receive any such warrants for fiscal 1999. He also receives customary executive benefits and a $1,000,000 life insurance policy for his designated beneficiary's benefit.

In December 1996, the Company entered into a five year employment agreement with Paul Costa. The agreement provides for a base salary of $150,000. The Compensation Committee may adjust Mr. Costa's base salary in its reasonable discretion in any year. Mr. Costa also receives customary executive benefits and a $1,000,000 life insurance policy for his designated beneficiary's benefit.

                             STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total shareholder return on the Company's Common Stock since the Company's initial public offering in November 1995 with the cumulative total return on the NASDAQ Market Index and a peer group consisting of other entertainment companies that produce and distribute live-action and animated products. The graph assumes an investment of $100 on November 21, 1995, and as required by the Commission, all values shown assume the reinvestment of all dividends, if any, and, in the case of the peer group, are weighed to reflect the market capitalization of the component companies.


                                    10



PERFORMANCE GRAPH

                        ----------------FISCAL YEAR ENDING-----------------
COMPANY/INDEX/MARKET    11/21/95    6/28/96   6/30/97    6/30/98    6/30/99
--------------------    --------    -------   -------    -------    -------
Netter Digital
  Entertainment          100.00     108.11     83.78      74.32      27.03

Customer Selected
  Stock List             100.00     161.22     71.43      60.17      37.75

NASDAQ MArket Index      100.00     111.96    134.87     178.79     250.54


The customer selected stock list used in the preceding graph consists of Film Roman, Inc., Four Media Co., IWerks Entertainment, Inc., Avenue Entertainment Group, and American Champ Entertainment.


                  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


On November 20, 1995, Douglas Netter, the Company's Chairman of the Board, Chief Executive Officer, and President, entered into a promissory note with the Company in the amount of $194,876, bearing interest at 7.25% per annum. This note and all accrued interest was fully paid by Mr. Netter by June 30, 1999.

During the years ended June 30, 1997, June 30, 1998, and June 30, 1999, the Company rented trailers in connection with its "Babylon 5" and "Crusade" productions for approximately $119,000, $119,000, and $113,000 per annum, respectively from a company which is 50% owned by John Copeland, an officer and director of the Company, and his spouse.

                            SELECTION OF AUDITORS

The Board of Directors has selected the accounting firm of Feldman Sherb Horowitz & Co., P.C. (formerly Feldman Sherb Ehrlich & Co., P.C.) to serve as independent auditors for the current fiscal year. Feldman Sherb Horowitz & Co., P.C. has served as the Company's independent auditors since 1995.

It is anticipated that representatives of Feldman Sherb Horowitz & Co., P.C. will be present at the Annual Meeting, and such representatives will be given the opportunity to make a statement, if they so desire, and to answer appropriate questions.


                                    11


                               MISCELLANEOUS

Stockholder Proposals

Stockholder proposals intended to be presented at the 2000 Annual Meeting of Stockholders must be received by Netter Digital by June 16, 2000 to be considered by Netter Digital for inclusion in Netter Digital's proxy statement and form of proxy relating to that meeting. Such proposals should be directed to the attention of the Secretary, Netter Digital Entertainment, Inc., 5125 Lankershim Blvd., North Hollywood, California 91601. Stockholders who intend to present a proposal at the 2000 Annual Meeting of Stockholders without inclusion of such proposal in Netter Digital's proxy statement and form of proxy relating to that meeting are required to provide notice of such proposal to Netter Digital no later than August 30, 2000.

Compliance with Section 16(a) of the Securities Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires Netter Digital's officers and directors, and persons who own more than ten percent of a registered class of Netter Digital's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by the Securities and Exchange Commission regulations to furnish Netter Digital with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to Netter Digital, or written representations that no Forms 5 were required, Netter Digital believes that, during fiscal 1999, all Section 16(a) filing requirements were complied with in regards to its officers, directors and greater than ten-percent beneficial owners. Netter Digital's common stock is traded in the Nasdaq Small Cap Market.

Other Matters

Neither Netter Digital nor any of the persons named as proxies knows of any matters to be voted on at the Annual Meeting other than as described in this Proxy Statement. However, if any other matters are properly presented at the meeting, it is the intention of the persons named as proxies to vote in accordance with their judgment on such matters, subject to direction by the Board of Directors.

The 1999 Annual Report to Stockholders accompanies this Proxy Statement, but is not to be deemed a part of the proxy soliciting material.

While you have the matter in mind, please complete, sign and return the enclosed proxy card.


                                    12

--------------------------------------------------------------------------------

PROXY		            	NETTER DIGITAL ENTERTAINMENT, INC.   			         PROXY
                  PROXY SOLICITED BY BOARD OF DIRECTORS

Douglas Netter and John Copeland, and each or either of them, with full power of substitution, are hereby appointed proxies to vote the stock of the undersigned in Netter Digital Entertainment, Inc. at the 1999 Annual Meeting of Stockholders on November 19, 1999, and at any postponement and adjournment thereof, to be held at the Conference Center of the Leonard H. Goldenson Theatre, Academy of Television Arts and Sciences, 5230 Lankershim Blvd., North Hollywood, California 91601 at 10:00 a.m. Pacific Time, with all power that the undersigned would possess if personally present, with authority to vote (i) as specified by the undersigned below and (ii) in the discretion of any proxy upon such other business as may properly come before the meeting.

Vote this proxy as follows:
1.	PROPOSAL 1 ELECTION OF DIRECTORS.
   ____FOR all Nominees listed below     ____	WITHHOLD AUTHORITY
     		(except as indicated to the            to vote for all Nominees
	      	contrary below)	                      listed below


Douglas Netter, John Copeland, Kate Netter Forte, Leonard Silverman, and Lennart Ringquist.


INSTRUCTION:	To withhold authority to vote for any individual Nominee, write that Nominee's name in the space provided below.

                _________________________________________________

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof, including procedural and other matters relating to the conduct of the meeting.

--------------------------------------------------------------------------------

THIS PROXY WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE FIVE DIRECTOR NOMINEES LISTED ABOVE.

                                             IMPORTANT: Please sign exactly as
                                             name appears hereon.

                                             _________________________
                                             _________________________
                                             Dated: _________, 1999
                                             When shares are held by joint
                                             tenants, both should sign.  When
                                             signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please give full title as such.  If
                                             a corporation, please sign in full
                                             corporate name by President or
                                             other authorized officer.  If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.

PLEASE IMMEDIATELY DATE, SIGN AND RETURN THIS CARD IN THE ENCLOSED ENVELOPE. THANK YOU FOR YOUR PROMPT ATTENTION TO THIS IMPORTANT MATTER.